UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2009

MetLife, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15787 (Commission File Number)	13-4075851 (IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188 (Zip Code)
(Address of Principal Executive Offices)

212-578-2211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

MetLife, Inc. (the “Company” or “MetLife”) is filing this Current Report on Form 8-K to update the Consolidated Financial Statements and Financial Statement Schedules included within Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Annual Report”), as well as the Selected Financial Data included within Item 6 of Part II of the 2008 Annual Report and portions of Management’s Discussion and Analysis of Financial Condition and Results of Operations included within Item 7 of Part II of the 2008 Annual Report. These sections of the 2008 Annual Report are being updated to reflect the adoption by MetLife of the provisions of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51 (“SFAS 160”), effective as of January 1, 2009, as previously disclosed in MetLife’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the “Form 10-Q”). SFAS 160 requires the Company to reclassify retrospectively for all periods presented, noncontrolling ownership interests (formerly called minority interests) to the equity section of the balance sheet, and to change the presentation of net income (loss) in the consolidated statement of cash flows to include the portion of net income (loss) attributable to noncontrolling interests with a corresponding reduction in other operating activities.

The principal effect on the prior year consolidated balance sheets related to the adoption of SFAS 160 is summarized as follows:

	December 31,
	2008	2007
	(In millions)
Total equity, as previously reported	$23,734	$35,179
SFAS 160 reclassification of noncontrolling interests	251	1,806

Total equity under SFAS 160	$23,985	$36,985

SFAS 160 also changes net income (loss) in the consolidated income statement. Prior to SFAS 160, net income excluded net income attributable to noncontrolling interests. SFAS 160 now requires that net income include net income attributable to noncontrolling interests. In addition, SFAS 160 requires a new separate caption for net income attributable to MetLife, Inc. be presented in the consolidated statement of income, which is equal to net income as previously reported prior to the adoption of SFAS 160. Accordingly, after adoption of SFAS 160, net income increased due to the inclusion of the amount of net income attributable to noncontrolling interests by $69 million, $148 million and $147 million for the years ended December 31, 2008, 2007 and 2006, respectively, and net income attributable to MetLife, Inc. equals net income as previously reported prior to the adoption of SFAS 160.

Revised Item 6, parts of Item 7 and Item 8 of Part II of the 2008 Annual Report are being filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein. The materials filed as Exhibits 99.1, 99.2 and 99.3 supersede the corresponding portions of the 2008 Annual Report. No Items of the 2008 Annual Report other than those identified above are being revised by this filing. Information in the 2008 Annual Report is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the changes described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Form 10-Q and other filings with the U.S. Securities and Exchange Commission (“SEC”). This Current Report on Form 8-K should be read in conjunction with the 2008 Annual Report, the Form 10-Q and other filings made by the Company with the SEC.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

12.1	Statement re: Computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Deloitte & Touche LLP
99.1	Updated Part II, Item 6. Selected Financial Data of the 2008 Annual Report
99.2	Updated portions of Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the 2008 Annual Report
99.3	Updated Part II, Item 8. Financial Statements and Supplementary Data of the 2008 Annual Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Peter M. Carlson
Name: Peter M. Carlson

Title:	Executive Vice President, Finance Operations and Chief Accounting Officer

Date: June 12, 2009

EXHIBIT INDEX

Exhibit
Number	Exhibit

12.1	Statement re: Computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Deloitte & Touche LLP
99.1	Updated Part II, Item 6. Selected Financial Data of the 2008 Annual Report
99.2	Updated portions of Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the 2008 Annual Report
99.3	Updated Part II, Item 8. Financial Statements and Supplementary Data of the 2008 Annual Report

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